Advances for vessels under construction and acquisition of vessels	6 Months Ended
Jun. 30, 2018
Advances for vessels under construction and acquisition of vessels [Abstract]
Advances for vessels under construction and acquisition of vessels:

6.       Advances for vessels under construction and acquisition of vessels:

	December 31, 2017	June 30, 2018

Pre-delivery yard installments and Fair value adjustment	$30,402	$-
Shares issued for OCC Vessels	-	42,962
Bareboat capital leases – upfront hire & handling fees	10,460	1,044
Capitalized interest and finance costs	4,753	318
Other capitalized costs	2,959	159
Advances for secondhand vessels	-	1,997
Total	$48,574	$46,480

On June 28, 2018 the Company closed the previously announced acquisition of three newbuilding Newcastlemax dry bulk vessels (“OCC Vessel Purchase Transaction”), from Oceanbulk Container Carriers LLC (“OCC”), an entity affiliated with Oaktree Capital Management, L.P. (“Oaktree”) and with family members of our CEO, Mr. Petros Pappas (“Pappas Shareholders”). The final consideration for the OCC Vessel Purchase Transaction was 3,304,735 common shares of the Company. The three vessels are being constructed at SWS, with expected delivery dates in the first half of 2019. CSSC (Hong Kong) Shipping Company Limited has agreed to provide up to $104,400 to finance the remaining $103,844 capital expenditure of the three vessels via a ten-year capital lease. Pursuant to the terms of each bareboat charter, CSSC will provide up to $34,800 for the construction cost of each of the three newbuilding vessels, for the third and the fourth (delivery) installment to the shipyard, and the Company pays CSSC each month a daily bareboat charter hire rate consisting of a fixed and a variable amount. Under the terms of the bareboat charter, the Company has the option to purchase each of the vessels at any time after each vessel’s delivery, such option being exercisable on a monthly basis against pre-determined, amortizing prices whilst it has a respective obligation of purchasing each of the vessels at the expiration of each bareboat charter term at a purchase price of approximately $10,440. Upon the earlier of the exercise of the purchase option or the expiration of each bareboat charter, the Company will acquire the vessels. The OCC Vessel Purchase Transaction was accounted for as an asset acquisition, with the cost of the advances acquired, in exchange for 3,304,735 common shares of the Company as mentioned above, being determined by reference to the Company’s closing share market price on June 28, 2018 of $13.00 per share.

In addition, in connection with the acquisitions of the Songa Vessels and the Augustea Vessels, which were concluded in the third quarter of 2018 as further disclosed in Note 14, as of June 30, 2018 the Company has incurred expenses of $1,997 which were capitalized to the “Advances for vessels under construction and acquisition of vessels” in the accompanying balance sheet as of June 30, 2018.